                                                                               .
                                                                               .
                                                                               .

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2003

I.   RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                                      432,321.33
Available Funds:
  Contract Payments due and received in this period                                                                   2,741,052.56
  Contract Payments due in prior period(s) and received in this period                                                  144,116.29
  Contract Payments received in this period for next period                                                             171,393.63
  Sales, Use and Property Tax, Maintenance, Late Charges                                                                 61,729.77
  Prepayment Amounts related to early termination in this period                                                         94,601.94
  Servicer Advance                                                                                                      205,608.59
  Proceeds received from recoveries on previously Defaulted Contracts                                                         0.00
  Transfer from Reserve Account                                                                                           2,434.90
  Interest earned on Collection Account                                                                                   2,806.49
  Interest earned on Affiliated Account                                                                                     110.13
  Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                                 0.00
  Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract < Predecessor contract)            0.00
  Amounts paid under insurance policies                                                                                       0.00
  Any other amounts                                                                                                           0.00

                                                                                                                      ------------
Total Available Funds                                                                                                 3,856,175.63
Less: Amounts to be Retained in Collection Account                                                                      529,301.61
                                                                                                                      ------------
AMOUNT TO BE DISTRIBUTED                                                                                              3,326,874.02
                                                                                                                      ============

DISTRIBUTION OF FUNDS:
  1.     To Trustee - Fees                                                                                                    0.00
  2.     To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                     144,116.29
  3.     To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

            a) Class A1 Principal and Interest                                                                                0.00
            a) Class A2 Principal (distributed after A1 Note matures) and Interest                                            0.00
            a) Class A3 Principal (distributed after A2 Note matures) and Interest                                            0.00
            a) Class A4 Principal (distributed after A3 Note matures) and Interest                                    2,714,385.06
            b) Class B Principal and Interest                                                                            46,335.17
            c) Class C Principal and Interest                                                                            92,957.18
            d) Class D Principal and Interest                                                                            62,809.09
            e) Class E Principal and Interest                                                                            82,035.85

  4.     To Reserve Account for Requirement per Indenture Agreement Section 3.08                                              0.00
  5.     To Issuer - Residual Principal and Interest and Reserve Account Distribution
            a) Residual Interest (Provided no Restricting or Amortization Event in effect)                               11,955.63
            b) Residual Principal (Provided no Restricting or Amortization Event in effect)                              80,784.88
            c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                     2,434.90
  6.     To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                      64,646.39
  7.     To Servicer, Servicing Fee and other Servicing Compensations                                                    24,413.58
                                                                                                                      ------------
TOTAL FUNDS DISTRIBUTED                                                                                               3,326,874.02
                                                                                                                      ============

                                                                                                                      ------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}              529,301.61
                                                                                                                      ============

II.  RESERVE ACCOUNT

Beginning Balance                                                                                                    $2,702,437.25
            - Add Investment Earnings                                                                                     2,434.90
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                  0.00
            - Less Distribution to Certificate Account                                                                    2,434.90
                                                                                                                     -------------
End of period balance                                                                                                $2,702,437.25
                                                                                                                     =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                           $2,702,437.25
                                                                                                                     =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                    Pool A                                    46,836,027.05
                    Pool B                                    10,454,037.98
                                                              -------------
                                                                                      57,290,065.03
Class A Overdue Interest, if any                                       0.00
Class A Monthly Interest - Pool A                                281,796.76
Class A Monthly Interest - Pool B                                 62,898.46

Class A Overdue Principal, if any                                      0.00
Class A Monthly Principal - Pool A                             1,723,927.18
Class A Monthly Principal - Pool B                               645,762.66
                                                              -------------
                                                                                       2,369,689.84
Ending Principal Balance of the Class A Notes
                    Pool A                                    45,112,099.87
                    Pool B                                     9,808,275.32
                                                              -------------
                                                                                      -------------
                                                                                      54,920,375.19
                                                                                      =============

------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $237,814,000     Original Face $237,814,000     Balance Factor
        $ 1.449432                      $ 9.964467               23.093836%
------------------------------------------------------------------------------

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                   Class A1                                            0.00
                   Class A2                                            0.00
                   Class A3                                            0.00
                   Class A4                                   57,290,065.03

                                                              -------------

Class A Monthly Interest                                                              57,290,065.03
                   Class A1 (Actual Number Days/360)                   0.00
                   Class A2                                            0.00
                   Class A3                                            0.00
                   Class A4                                      344,695.22

                                                              -------------

Class A Monthly Principal
                   Class A1                                            0.00
                   Class A2                                            0.00
                   Class A3                                            0.00
                   Class A4                                    2,369,689.84

                                                              -------------
                                                                                       2,369,689.84
Ending Principal Balance of the Class A Notes
                   Class A1                                            0.00
                   Class A2                                            0.00
                   Class A3                                            0.00
                   Class A4                                   54,920,375.19

                                                              -------------
                                                                                      -------------
                                                                                      54,920,375.19
                                                                                      =============
Class A4

------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $99,051,000     Original Face $99,051,000       Balance Factor
        $ 3.479977                   $ 23.923937                 55.446563%
------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                    Pool A                                    798,616.52
                    Pool B                                    178,270.96
                                                              ----------
                                                                                      976,887.48

Class B Overdue Interest, if any                                    0.00
Class B Monthly Interest - Pool A                               4,858.25
Class B Monthly Interest - Pool B                               1,084.48
Class B Overdue Principal, if any                                   0.00
Class B Monthly Principal - Pool A                             29,385.12
Class B Monthly Principal - Pool B                             11,007.32
                                                              ----------
                                                                                       40,392.44
Ending Principal Balance of the Class B Notes
                    Pool A                                    769,231.40
                    Pool B                                    167,263.64
                                                              ----------
                                                                                      ----------
                                                                                      936,495.04
                                                                                      ==========

------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
Original Face $4,054,000    Original Face $4,054,000          Balance Factor
        $ 1.465893                  $ 9.963601                   23.100519%
------------------------------------------------------------------------------

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                    Pool A                                    1,596,451.99
                    Pool B                                      356,322.98
                                                              ------------
                                                                                      1,952,774.97

Class C Overdue Interest, if any                                      0.00
Class C Monthly Interest - Pool A                                 9,951.22
Class C Monthly Interest - Pool B                                 2,221.08
Class C Overdue Principal, if any                                     0.00
Class C Monthly Principal - Pool A                               58,770.24
Class C Monthly Principal - Pool B                               22,014.64
                                                              ------------
                                                                                         80,784.88
Ending Principal Balance of the Class C Notes
                    Pool A                                    1,537,681.75
                    Pool B                                      334,308.34
                                                              ------------
                                                                                      ------------
                                                                                      1,871,990.09
                                                                                      ============

------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $8,107,000      Original Face $8,107,000        Balance Factor
        $ 1.501456                     $ 9.964830                23.091034%
------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                    Pool A                                    1,064,561.64
                    Pool B                                      237,621.67
                                                              ------------
                                                                                      1,302,183.31

Class D Overdue Interest, if any                                      0.00
Class D Monthly Interest - Pool A                                 7,318.86
Class D Monthly Interest - Pool B                                 1,633.65
Class D Overdue Principal, if any                                     0.00
Class D Monthly Principal - Pool A                               39,180.16
Class D Monthly Principal - Pool B                               14,676.42
                                                              ------------
                                                                                         53,856.58
Ending Principal Balance of the Class D Notes
                    Pool A                                    1,025,381.48
                    Pool B                                      222,945.25
                                                              ------------
                                                                                      ------------
                                                                                      1,248,326.73
                                                                                      ============

------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $5,405,000      Original Face $5,405,000        Balance Factor
       $ 1.656339                    $ 9.964215                  23.095777%
------------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                    Pool A                                    1,330,506.87
                    Pool B                                      296,972.29
                                                              ------------
                                                                                      1,627,479.16

Class E Overdue Interest, if any                                      0.00
Class E Monthly Interest - Pool A                                12,030.00
Class E Monthly Interest - Pool B                                 2,685.12
Class E Overdue Principal, if any                                     0.00
Class E Monthly Principal - Pool A                               48,975.20
Class E Monthly Principal - Pool B                               18,345.53
                                                              ------------
                                                                                         67,320.73
Ending Principal Balance of the Class E Notes
                    Pool A                                    1,281,531.67
                    Pool B                                      278,626.76
                                                              ------------
                                                                                      ------------
                                                                                      1,560,158.43
                                                                                      ============

------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
Original Face $6,756,000    Original Face $6,756,000          Balance Factor
       $ 2.178082                  $ 9.964584                    23.092931%
------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
              Pool A                                          1,597,017.99
              Pool B                                            356,481.68
                                                             -------------
                                                                                      1,953,499.67

Residual Interest - Pool A                                        9,773.85
Residual Interest - Pool B                                        2,181.78
Residual Principal - Pool A                                      58,770.24
Residual Principal - Pool B                                      22,014.64
                                                              ------------
                                                                                         80,784.88
Ending Residual Principal Balance
              Pool A                                          1,538,247.75
              Pool B                                            334,467.04
                                                              ------------
                                                                                      ------------
                                                                                      1,872,714.79
                                                                                      ============

X. PAYMENT TO SERVICER

- Collection period Servicer Fee                                                         24,413.58
- Servicer Advances reimbursement                                                       144,116.29
- Tax, Maintenance, Late Charges, Bank Interest and other amounts                        64,646.39
                                                                                        ----------
Total amounts due to Servicer                                                           233,176.26
                                                                                        ==========

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                             53,223,182.01

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                               0.00

        Decline in Aggregate Discounted Contract Balance                                                           1,959,008.16

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                  -------------
           ending of the related Collection Period                                                                51,264,173.85
                                                                                                                  =============

        Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances                       1,930,747.83

           - Principal portion of Prepayment Amounts                                                28,260.33

           - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

           - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                     0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                              0.00

                                                                                                 ------------
                                     Total Decline in Aggregate Discounted Contract Balance      1,959,008.16
                                                                                                 ============

POOL B
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                             11,879,707.51

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                               0.00

        Decline in Aggregate Discounted Contract Balance                                                             733,821.20

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                  -------------
           ending of the related Collection Period                                                                11,145,886.31
                                                                                                                  =============

        Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances                         668,090.07

           - Principal portion of Prepayment Amounts                                                65,731.13

           - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

           - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                     0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                              0.00

                                                                                                 ------------
                                     Total Decline in Aggregate Discounted Contract Balance        733,821.20
                                                                                                 ============

                                                                                                                  -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                 62,410,060.16
                                                                                                                  =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                                                              Predecessor
                                                                     Discounted       Predecessor              Discounted
 Lease #                     Lessee Name                            Present Value       Lease #              Present Value
------------------------------------------------------              -------------     -----------           ---------------
3024-003              RADNET MANAGEMENT II, INC.                    $1,289,113.68        1667-003           $  1,466,069.44
                      CASH                                          $  176,955.76
1743-004              HYPERBARIC MANAGEMENT SYS                     $1,539,883.34        2425-001           $  1,890,612.33
3221-001              TOTAL IMAGING OF SUN CITY, LLC                $1,496,892.51        2427-001           $  1,194,070.97
3307-001              OPEN MRI OHIO 2 VENTURES, LLC                 $1,181,820.77         917-503           $    644,152.99
3323-003              OPEN MRI OHIO 1 VENTURES, LLC                 $1,162,123.59        1004-503           $     77,559.49
                                                                                         1048-501           $    896,884.04
                                                                                         1049-504           $    644,152.99
                                                                                         1050-504           $     85,901.56

                                                                    -------------                           ---------------
                                                           Totals:  $6,846,789.65                           $  6,899,403.81

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                    $  6,899,403.81
b) ADCB OF POOL A AT CLOSING DATE                                                                           $211,061,551.13
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       3.27%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
      per Contribution & Servicing Agreement Section 7.02                                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                   NO   X
                                                                                      ---                   ------

POOL B

                                                                                                              Predecessor
                                                                     Discounted       Predecessor              Discounted
Lease #                Lessee Name                                  Present Value       Lease #              Present Value
------------------------------------------------------              -------------     -----------           ---------------
                         NONE

                                                                    -------------                           ---------------
                                                          Totals:   $        0.00                           $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                    $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                           $ 59,182,173.57
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                         0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
      per Contribution & Servicing Agreement Section 7.02                                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                   NO   X
                                                                                      ---                   ------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                                                                                     Predecessor
                                                                             Discounted       Predecessor             Discounted
 Lease #               Lessee Name                                          Present Value       Lease #             Present Value
--------------------------------------------------------                    -------------     -----------          ---------------
 2841-001        Medical Imaging Co. Inc.                                    1,121,500.51        2207-001          $    551,274.29
2004383-1        Robert Wood Johnson University                                512,828.61        2207-002          $  1,160,782.50
2005209-2        Memorial Regional Medical Center                              252,655.70        2207-003          $    181,136.33
                 Cash                                                            6,208.31
 2875-007        MRI of River North, Inc. et al.                             1,629,015.55        2337-001          $  1,215,773.70
 3024-003        Radnet Management II, Inc.                                  1,495,882.60        4283-401          $    286,487.54
                                                                                                 2314-002          $  1,209,395.06
 3718-005        USD Dayton Inc., & USD Dayton Holding                       1,711,481.42        1969-003          $  1,251,411.72
                                                                                                 1954-002          $    221,077.49
                                                                                                 1954-003          $     74,796.06
                                                                                                 1095-501          $    209,827.19
                                                                            -------------                          ---------------
                                                                  Totals:   $6,729,572.70                          $  6,361,961.88

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                    $   6,361,961.88
b) ADCB OF POOL A AT CLOSING DATE                                                                                  $ 211,061,551.13
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                               3.01%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
      per Contribution & Servicing Agreement Section 7.02                                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                   NO  X
                                                                                      ---                   -----

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                                  Predecessor
                                                                         Discounted       Predecessor             Discounted
Lease #          Lessee Name                                            Present Value       Lease #              Present Value
------------------------------------------------------                  -------------     -----------            -------------
                    None

                                                                        -------------                           ---------------
                                                              Totals:   $        0.00                           $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                    $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                               $ 59,182,173.57
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                           0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
      per Contribution & Servicing Agreement Section 7.02                                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                   NO  X
                                                                                      ---                   -----

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2003

XV.    POOL PERFORMANCE MEASUREMENTS

1.   AGGREGATE DISCOUNTED CONTRACT BALANCE

     Contracts Delinquent > 90 days                             Total Outstanding Contracts
     This Month                                  699,070.12     This Month                     62,410,060.16
     1 Month Prior                               773,302.47     1 Month Prior                  65,102,889.52
     2 Months Prior                            1,077,020.33     2 Months Prior                 72,683,609.93

     Total                                     2,549,392.92     Total                         200,196,559.61

     a) 3 Month Average                          849,797.64     b) 3 Month Average             66,732,186.54

     c) a/b                                            1.27%

2.   Does a Delinquency Condition Exist (1c > 6% )?
                                                                                              Yes____________           No  X
                                                                                                                           ----

3.   Restricting Event Check

     A. A Delinquency Condition exists for current
        period?                                                                               Yes____________           No  X
                                                                                                                           ----
     B. An Indenture Event of Default has occurred and
        is then continuing?                                                                   Yes____________           No  X
                                                                                                                           ----

4.   Has a Servicer Event of Default occurred?                                                Yes____________           No  X
                                                                                                                           ----

5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                                         Yes____________           No  X
                                                                                                                           ----
     B. Bankruptcy, insolvency, reorganization;
        default/violation of any covenant or obligation not
        remedied within 90 days?                                                              Yes____________           No  X
                                                                                                                           ----
     C. As of any Determination date, the sum of all
        defaulted contracts since the Closing date exceeds
        6% of the ADCB on the Closing Date?                                                   Yes____________           No  X
                                                                                                                           ----

6.   Aggregate Discounted Contract Balance at Closing
     Date                                                                             Balance $270,243,724.70
                                                                                              ---------------

     DELINQUENT LEASE SUMMARY

     Days Past Due                       Current Pool Balance         # Leases
     -------------                       --------------------         --------
       31 - 60                               3,828,155.70                21
       61 - 90                                 531,119.99                 6
      91 - 180                                 699,070.12                14

     Approved By:
     Matthew E. Goldenberg
     Vice President
     Structured Finance and Securitization
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